Income Taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes
14. INCOME TAXES
The components of income (loss) before income taxes consisted of the following (in thousands):

	Years Ended December 31,
	2025	2024	2023
United States	$66,520	$(125,670)	$(699,114)
Foreign	27,378	5,712	(316)
Income (loss) before income taxes	$93,898	$(119,958)	$(699,430)
The income tax expense consisted of the following (in thousands):

	Years Ended December 31,
	2025	2024	2023
Current:
Federal	$(77)	$5,445	$697
State	1,047	7,746	2,715
Foreign	7,545	7,667	5,448
	8,515	20,858	8,860
Deferred:
Federal	(5,002)	233	233
State	(591)	225	222
Foreign	2,615	(11,888)	816
	(2,978)	(11,430)	1,271
Total income tax expense	$5,537	$9,428	$10,131
The table below provides the requirements of ASU 2023-09 for 2025 on a prospective basis. See Note 2 for additional details on the adoption of ASU 2023-09.
The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the year ended December 31, 2025 (amounts in thousands, except percentages):

	Year Ended December 31, 2025
	Amount	Percent
U.S. federal income tax at statutory tax rate	$19,719	21.0%
State and local income taxes, net of federal income tax effect(1)	(5,581)	(5.9)
Foreign tax effects
United Kingdom	1,481	1.6
Other foreign jurisdictions	2,571	2.7
Effect of cross-border tax laws
U.S. taxation of foreign disregarded entities	(1,378)	(1.5)
Other	(212)	(0.2)
Tax credits
Research and development tax credit	(21,368)	(22.8)
Other	8	—
Changes in valuation allowance	(14,264)	(15.2)
Nontaxable or nondeductible items
Non-deductible compensation	19,145	20.4
Tax effects of stock-based compensation	(8,801)	(9.4)
Other	2,510	2.7
Worldwide changes in unrecognized tax benefits	11,045	11.8
Other adjustments	662	0.7
Total income tax expense and effective tax rate	$5,537	5.9%
(1) The state and local jurisdictions that contribute to the majority (greater than 50%) of the tax effect in this category include California, Connecticut, Georgia, New York, and New York City.
As disclosed for the years ended December 31, 2024 and 2023, prior to the adoption of ASU 2023-09, the Company’s effective income tax rate differs from the statutory federal income tax rate as follows:

	Years Ended December 31,
	2024	2023
U.S. federal income tax at statutory rate	21.0%	21.0%
U.S. state and local income taxes, net of federal tax benefit	(4.8)	(0.4)
Change in valuation allowance	(12.0)	(23.6)
Research and development tax credit	28.2	6.8
Stock-based compensation	(26.2)	(2.8)
Meals and entertainment	(1.0)	(0.2)
Foreign-Derived Intangible Income Deduction	1.8	0.3
Foreign rate differential	(0.5)	—
Section 162(m) limitation	(11.1)	(2.1)
Provision to return true-up	0.2	0.1
Change in unrecognized tax benefits	9.4	—
Discrete tax expense due to intellectual property transfer	(10.7)	—
Other	(2.2)	(0.5)
Effective tax rate	(7.9)%	(1.4)%
Significant components of the Company’s deferred income tax assets and liabilities consist of the following (in thousands):

	As of December 31,
	2025	2024
Deferred tax assets:
Net operating loss carryforwards	$438,036	$376,122
Reserves and accruals	54,716	44,818
Research and development credits	286,163	258,201
Operating lease liabilities	146,897	148,126
Stock-based compensation	34,197	48,585
Depreciation and amortization	34,692	40,527
Section 174 capitalization	304,561	393,020
Other	7,359	9,170
Total deferred tax assets	1,306,621	1,318,569
Deferred tax liabilities:
Operating lease right-of-use assets	(77,910)	(75,966)
Other	(1,137)	(4,249)
Total deferred tax liabilities	(79,047)	(80,215)
Valuation allowance	(1,209,126)	(1,219,225)
Net deferred tax assets	$18,448	$19,129
In 2022, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) eliminated the right to deduct research and development expenses for tax purposes in the period the expenses were incurred and instead required all domestic and foreign research and development expenses to be amortized over five and fifteen tax years, respectively. On July 4, 2025, the One Big Beautiful Bill Act (“OBBBA”) allowed for the immediate expensing of domestic research and development expenses effective for tax years beginning in 2025 and the option to accelerate unamortized domestic research and development expenses previously capitalized. As a result of these changes, the Company recognized domestic cash savings and a decrease in its effective tax rate due to the research and development provisions, and recorded U.S. current income tax expense of $1.0 million for the year ended December 31, 2025.
A valuation allowance must be established for deferred tax assets when it is more likely than not that they will not be realized. As of December 31, 2025, the Company analyzed all available objective evidence, both positive and negative, and believes it is more-likely-than-not that some deferred tax assets will not be realizable. Accordingly, the Company has provided a valuation allowance against its U.S. deferred tax assets. Given the Company's current and anticipated future earnings, the Company believes that there is a reasonable possibility that the valuation allowance against these net deferred tax assets may be reversed within the next twelve to eighteen months. The exact timing and amount of the valuation allowance release are subject to change based on the level of profitability that the Company actually achieves.
As of each reporting date, the Company considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. During the year ended December 31, 2025, the Company recognized a tax benefit of $6.0 million related to the release of its valuation allowance against certain U.S. deferred tax assets, which are expected to be utilized based on future reversals of taxable temporary differences related to the acquisition of Frndly TV.
The Company’s U.S. federal and state valuation allowance decreased by $10.1 million during the year ended December 31, 2025, and increased by $61.3 million and $166.0 million during the years ended December 31, 2024 and 2023, respectively. The change in the valuation allowance during the year ended December 31, 2025 is primarily attributable to a decrease in deferred tax assets through the immediate expensing of domestic research and development expenses and the valuation allowance release related to the Frndly TV acquisition for U.S. federal and state tax purposes. The change in the valuation allowance during the years ended December 31, 2024 and 2023 is primarily attributable to an increase in deferred tax assets generated through capitalization of domestic and foreign research and development expenses for U.S. federal and conforming state tax purposes. The Company does not have a foreign valuation allowance for the year ended December 31, 2025. The Company’s foreign valuation allowance decreased by $51.9 million and increased by $3.5 million during the years ended December 31, 2024, and 2023, respectively. The change in the foreign valuation allowance during the year ended December 31, 2024 is primarily attributable to an increase in deferred tax assets as a result of the valuation allowance release in the Netherlands. The change in foreign valuation allowance during the year ended December 31, 2023 is primarily attributable to an increase in net operating losses. The change in valuation allowance for all years is a charge or benefit to income tax expense.
For federal and state income tax reporting purposes, respective net operating loss carryforwards of $1.6 billion and $1.4 billion are available to reduce future taxable income. The federal net operating loss carryforwards will begin to expire in 2037, and certain state net operating losses have expired in 2025.
For Brazil, Netherlands, and U.K. income tax reporting purposes, the net operating loss carryforwards of $7.7 million, $58.4 million, and $14.0 million, respectively, are available to reduce future taxable income, if any. Brazil and U.K. net operating losses can be carried forward indefinitely. Netherlands net operating losses can be carried back one year and carried forward indefinitely.
As of December 31, 2025, the Company has research and development tax credit carryforwards of $221.4 million and $196.2 million for federal and state income tax purposes, respectively. If not utilized, the federal and state carryforwards will begin to expire in 2030 and 2040, respectively.
A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows (in thousands):

	As of December 31,
	2025	2024
Unrecognized tax benefits at beginning of year	$92,050	$88,548
Gross increase for tax positions of current year	12,830	11,743
Gross increase for tax positions of prior years	72	4,393
Gross decrease for tax positions of prior years	(497)	(12,634)
Unrecognized tax benefits balance at end of year	$104,455	$92,050
As of December 31, 2025, $4.1 million of the Company's gross unrecognized tax benefits, if recognized, would affect the effective tax rate and $100.4 million would result in an adjustment to deferred tax assets with corresponding adjustments to the valuation allowance.
The Company recognizes interest and penalties related to unrecognized tax benefits as a component of its income tax expense. The Company recorded $1.1 million and $0.9 million of accrued interest and penalties related to uncertain tax positions as of December 31, 2025 and 2024, respectively.
The Company files income tax returns in the U.S. federal jurisdiction, various state jurisdictions, and certain foreign jurisdictions. The Company is currently under examination by the IRS for the year ended December 31, 2023. All other tax years remain subject to examination by federal and state authorities. These audits include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, and compliance with federal, state, and local tax laws.
The Company will continue to indefinitely reinvest earnings from its foreign subsidiaries unless the earnings are not required to fund ongoing business needs, are not restricted by local laws, and can be repatriated in a tax efficient manner. Substantially all of the unrepatriated earnings were subject to U.S. tax or are exempt as a result of U.S. tax reform and related foreign withholding taxes are minimal.